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                                                                Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use in the Form 10-KSB Annual Report of Saf T Lok Incorporated for the year ended December 31, 1996, our report dated April 10, 1997, relating to the financial statements of Saf T Lok Incorporated which appear in such Form 10-KSB


                                        /s/ Weinberg & Company PA

                                        WEINBERG & COMPANY, P.A.
                                        F/K/A WEINBERG, PERSHES & COMPANY, P.A.
                                        Certified Public Accountants


Boca Raton, Florida
April 14, 1998